AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made as of April 1, 1999, by and between BioTime, Inc. (the "Company"), and Victoria Bellport (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, Employee and the Company desire to amend Employee's Employment Agreement dated June 1, 1996 ("Employment Agreement");

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, the parties hereto agree as follows:


         Section 5.1.1 of the Employment Agreement is amended to provide that the Base Salary shall be One Hundred Seventeen Thousand Dollars ($117,000) during the nine months beginning April 1, 1999; and One Hundred Sixty-Three Thousand Dollars ($163,000) during the calendar year beginning January 1, 2000.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement as of the day and year first above written.


                                       /s/Victoria Bellport
EMPLOYEE:                       _______________________________
                                       Victoria Bellport


COMPANY:                               BIOTIME, INC.

                                       /s/Ronald S. Barkin
                            By: ___________________________
                                       Ronald S. Barkin,
                                       President


                                       /s/Judith Segall
                            By: ___________________________
                                       Judith Segall,
                                       Secretary